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                                                                  EXHIBIT 10.24

[MIDCONTINENT BUSINESS SYSTEMS, INC. LETTERHEAD]


                                LICENSE CONTRACT

THIS AGREEMENT made this 1st day of July, 1996, by and between MIDCONTINENT BUSINESS SYSTEMS, INC., hereinafter referred to as "MBS," and KOFAX IMAGE PRODUCTS, hereinafter referred to as "Client,"

                                  WITNESSETH:
WHEREAS, Client desires to have MBS prepare customized computer software; NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties hereto agree as follows;

     1. Compensation. MBS hereby agrees to provide the customized computer software, hereinafter referred to as the "Software Package," developed
          by MBS and described in Exhibit A, for the sum of [     *     ] PLUS
          ADDITIONAL ROYALTIES as described in Exhibit A.

     2. Source Code and Customized Code. MBS will provide Client with a copy of the source code in order to facilitate Client's use of the Software Package. However, MBS shall retain all ownership rights of both the source code and all customized codes prepared by MBS in connection with the Software Package. This customized code shall be licensed to Client as set forth below. MBS does not permit modification of the customized code except that if the Client determines to modify the code, the following provisions apply.

          a. All warranties made by MBS pursuant to this Agreement shall immediately terminate.

          b. Client agrees that it will provide MBS with a copy of the modified source code.

     3. Changes in the Software Package. To the extent that the Client determines that it wishes to change the Software Package, Client shall provide MBS with a proposed change order specifying the changes. Upon receipt of the proposed change order. MBS shall then provide Client with a letter amendment to this Agreement indicating acceptance of the change order and adjustment in the compensation to be paid to MBS pursuant to this Agreement. If MBS accepts the change order and the Client accepts the adjustment in the compensation to MBS, the parties shall enter into a written amendment to this Agreement accepting the change order and adjusting the compensation.

     4. Software to be Licensed. The parties desire to enter into a License Agreement whereby Client will receive a limited license to utilize the Software Package prepared by MBS for Client pursuant to this Agreement.

     5.   Grant of License and Restrictions of License.

          a. MBS hereby grants to Client, subject to the limitations of this Agreement, a non-exclusive license to use and market the Software Package.

          b.   This license is limited by the following conditions:

               (1) Unless terminated by MBS due to a breach of this Agreement by Client, Client's license under this Agreement shall be perpetual.


*  Such portions are filed under
   an application for confidential
   treatment.                                            CONFIDENTIAL TREATMENT


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     6.   Protection of MBS's Proprietary Rights. To protect MBS's proprietary rights to the Software Package, Client agrees to adhere to the conditions listed in Section 5 above. Further, Client agrees to instruct all of its employees who may use or have access to the Software Package of the conditions listed in Section 5. Client also agrees that it will take all such steps as are necessary to prevent any third party from having access to or using or duplicating the Software Package.

     7. Maintenance. MBS shall provide defect only support, directly to the Client, for the Software package as part of the royalty payment to MBS. Any support which is necessitated by any alterations, tampering, or repairs performed on the Software Package by Client or any third party shall be at additional charge to a Client.

     8. Payments and Special Charges. Client shall promptly pay all invoices sent to Client by MBS in accordance with this Agreement. All charges shall be due and payable by Client within thirty (30) days after billing by MBS. After that time, a finance charge of 1.5% per month will be charged to the outstanding balance.

     9. Additional Duties of Client. Client shall promptly report to MBS any suspected malfunctions or defects in the Software Package.

    10. Enhancements and Modifications. If Client desires any modifications in the Software Package, MBS shall make such modifications, if feasible, at a price to be determined by MBS.

    11. Default. Either party shall be in default under this Agreement if it fails to timely perform or observe any of the terms or conditions of this Agreement.

    12. Remedies. In the event of a default under this Agreement by a party, the other party shall have the right to terminate this Agreement upon written notice thereof to the defaulting party. In the event of a default by MBS, Client's remedies shall be limited to the right to recover from MBS the amount of any sums actually paid to MBS under this Agreement. If either party terminates this Agreement due to default by the other before delivery, acceptance and payment of the license fee, Client shall immediately return the Software Package and any other property of MBS which it may have to MBS. In the event of a default by Client, MBS shall have any and all rights available under law and at equity, including the right to sue for all damages incurred and to sue for specific performance. Client agrees that upon the occurrence of any actual or threatened breach by Client of the restrictions upon the use, sale, transfer, or disclosure of the Software Package contained in Section 8 herein, monetary damages alone shall not be sufficient remedy or protection for MBS, and MBS shall be entitled to such injunctive or other equitable relief as may be deemed proper or necessary by a court of competent jurisdiction. Except as provided herein, all available rights and remedies shall be cumulative and the exercise of any right or remedy shall not be deemed exclusive. MBS SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, AND CLIENTS RIGHT TO DAMAGES SUFFERED BY REASON OF A DEFAULT HEREUNDER SHALL BE LIMITED TO THE REFUND OF NO MORE THAN ANY CHARGES PAID HEREUNDER.

    13. Limitations of MBS's Warranties. MBS warrants only that the Software Package shall function as specified by the Requirements and that MBS has the right to grant the license contained in this Agreement. MBS MAKES NO OTHER WARRANTIES OR REPRESENTATIONS, WHETHER EXPRESS OR IMPLIED, REGARDING THE SOFTWARE PACKAGE OR ITS FUNCTIONS OR CAPABILITIES, INCLUDING NO WARRANTY REGARDING THE FITNESS OF THE SOFTWARE PACKAGE FOR CLIENT'S INTENDED USE(S) OR CLIENT'S EQUIPMENT. Notwithstanding anything herein to the contrary, however, MBS shall have no duty to correct, repair, redesign or otherwise perform services for the Software Package (i) once Client has accepted the Software Package, or (ii) if Client has in any way modified or tampered with the Software Package. In addition, MBS shall have no liability for claims concerning installation, performance specifications, or capability of the Software Package unless such claims are made in writing within one year after delivery of the Software Package by MBS.


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    14.   General Provisions. Any waiver by either party of any term or condition of this Agreement or a default hereunder shall not be constructed as a waiver of any subsequent performance due under that term or condition or any other term or condition of any subsequent default. The provision of this Agreement are severable and in the event that any provision hereof is held by any court to be voidable or unenforceable, such provisions shall be deemed stricken from this Agreement and all other terms and conditions shall remain in full force and effect, and the parties agree to remain bound by and perform in accordance with the terms hereof, as so amended. This Agreement constitutes the entire agreement between the parties and supersedes any previous written, between the parties. This Agreement may not be amended or altered except by a writing signed by both parties.

    15. Governing Law, Jurisdiction, and Venue. This Agreement shall be deemed to be an agreement entered into in the State of South Dakota. The laws of the State of South Dakota shall govern this agreement. Upon request of MBS, any dispute arising under or in connection with this agreement may be submitted to binding arbitration in Sioux Falls, SD, in accordance with the Commercial Arbitration Rules of the American Arbitration Association.


IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth above.


MIDCONTINENT BUSINESS SYSTEMS, INC.             KOFAX IMAGE PRODUCTS
7900 XERXES AVENUE SOUTH, SUITE 1100            3 JENNER STREET
MINNEAPOLIS, MN 55431                           IRVINE, CA 92718-3807


Signature:  /s/  DAVID FETTERS                  Signature:  /s/ KEVIN DRUM
          --------------------------                      ----------------------
Name:  David Fetters                            Name:  Kevin Drum
Title: Vice President/General Manager           Title: VP Marketing
Date:  7/15/96                                  Date:  7/8/96



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EXHIBIT A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Item                                                    Total*
--------------------------------------------------------------------------------
MBS Tiff to MO:DCA Conversion Utility                   [   *   ]
================================================================================
TOTAL*                                                  [   *   ]
--------------------------------------------------------------------------------

*  All monetary amounts are in U.S. Dollars

** This amount represents a guaranteed pre-payment of royalty fees for the first 50 licenses sold at [ * ] per license. For every license over 50 sold, an additional royalty fee of [ * ] will be due and payable by Client to MBS.

Under the terms of this agreement, a license is considered to have been sold each time that Client sells an Ascent Capture Scan Station license. Sales by Client of multiple Ascent Capture Scan Station licenses to a single Client customer constitute the sale of multiple licenses of the Software Package described in the table above.


                                  Page 4 of 4


*  Such portions are filed under an
   application for confidential treatment.